Exhibit 31.1

CERTIFICATIONS PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, W. Matt Ralls, certify that:

          1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Rowan Companies, Inc.; and

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ W. Matt Ralls
W. Matt Ralls
President and Chief Executive Officer (Principal Executive Officer)

Date: April 30, 2012